                      SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): June 14, 2001
                                                         --------------


                           MICROSTRATEGY INCORPORATED
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)
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
       Delaware                   0-24435         51-0323571
------------------------------  -----------   ------------------
(State or Other Jurisdiction    (Commission     (IRS Employer
     of Incorporation)          File Number)  Identification No.)

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         1861 International Drive, McLean, Virginia            22102
         ------------------------------------------           --------
          (Address of Principal Executive Offices)           (Zip Code)

      Registrant's telephone number, including area code:   (703) 848-8600
      --------------------------------------------------------------------

                _______________________________________________
         (Former Name or Former Address, if Changed since Last Report)
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Item 5.  Other Events.

     On June 14, 2001, in connection with the refinancing of its $125 million of outstanding Series A Convertible Preferred Stock, MicroStrategy Incorporated, (the "Registrant") amended and restated its Loan and Security Agreement by and among Foothill Capital Corporation, the Registrant and MicroStrategy Services Corporation, a wholly-owned subsidiary of the Registrant. A copy of the
Amended and Restated Loan and Security Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1.
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EXHIBIT    DESCRIPTION


10.1 Amended and Restated Loan and Security Agreement by and among Foothill Capital Corporation, MicroStrategy Incorporated and MicroStrategy Services Corporation, dated as of June 14, 2001.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MicroStrategy Incorporated
                                     (Registrant)


                                      By: /s/ Eric F. Brown
                                          --------------------------------
                                      Name:  Eric F. Brown
                                      Title: President and Chief Financial
                                             Officer


Date:  June 20, 2001